SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2005

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19450	25-1655321
(State or other jurisdiction	(Commission file number)	(IRS Employer
of Incorporation)		Identification No.)

2751 Centerville Road Suite 3131 Wilmington, Delaware (Address of principal executive offices)	19803 (Zip code)

(281) 821-9091
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a material definitive agreement
SIGNATURE
INDEX TO EXHIBITS
Employment Agreement - Patrick H. Manning
Employment Agreement - Joseph P. Harper, Sr.

Item 1.01. Entry into a material definitive agreement

On March 23, 2005 the Compensation Committee of the Board of Directors of Sterling Construction Company, Inc. (“the Company”) approved bonus payments by the Company’s wholly owned subsidiary, Sterling Houston Holdings, Inc. (“SHH”), to certain executive officers of the Company in accordance with the terms of their employment agreements with SHH and the Company, as follows:

Name	Title	Amount
Patrick T. Manning	Chairman & CEO	$179,873
Joseph P. Harper, Sr.	President & COO	$173,776

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2005	STERLING CONSTRUCTION COMPANY, INC.

	By:	/s/ Maarten D. Hemsley

Maarten D. Hemsley Chief Financial Officer

INDEX TO EXHIBITS

99.1	Employment Agreement dated as of July 2004 between the Company, SHH and Patrick T. Manning

99.2	Employment Agreement dated as of July 2004 between the Company, SHH and Joseph P. Harper, Sr.

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